Exhibit 99.1
                                 ------------
             CSC Computational Materials dated December 16, 2004

     [LOGO OMITTED] Countrywide(R)                      Computational Materials for
     ----------------------------                       Countrywide Asset-Backed Certificates, Series 2004-15
        SECURITIES COPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------
                     Class AF-1 Corridor Contract Agreement Schedule and
                                         Strike Rates

         ---------------------------------------------------------------------------
                          Notional Schedule       Cap Strike        Cap Ceiling
           Period                 ($)                 (%)               (%)
         ---------------------------------------------------------------------------
              1               124,635,000          7.24595%          9.00000%
              2               122,581,588          6.07715%          9.00000%
              3               120,258,947          6.72816%          9.00000%
              4               117,247,152          6.07695%          9.00000%
              5               113,544,971          6.27942%          9.00000%
              6               109,154,582          6.07676%          9.00000%
              7               104,082,174          6.27923%          9.00000%
              8                98,337,242          6.07658%          9.00000%
              9                91,932,946          6.07649%          9.00000%
             10                84,886,874          6.27896%          9.00000%
             11                77,417,983          6.07635%          9.00000%
             12                70,081,580          6.27204%          9.00000%
             13                62,876,335          6.06550%          9.00000%
             14                55,799,309          6.06542%          9.00000%
             15                48,847,307          6.71521%          9.00000%
             16                42,017,919          6.06527%          9.00000%
             17                35,308,783          6.26738%          9.00000%
             18                28,717,576          6.06513%          9.00000%
             19                22,242,023          6.26723%          9.00000%
             20                15,879,888          6.06498%          9.00000%
             21                 9,628,978          6.06491%          9.00000%
             22                 3,487,142          6.26699%          9.00000%
         ---------------------------------------------------------------------------








Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED] Countrywide(R)                      Computational Materials for
     ----------------------------                       Countrywide Asset-Backed Certificates, Series 2004-15
        SECURITIES COPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                 Class 1-AV-1 Corridor Contract Agreement Schedule and Strike Rates

----------------------------------------------------------------------------------------------------------------------------------
              Notional Schedule     Cap Strike      Cap Ceiling                 Notional Schedule      Cap Strike     Cap Ceiling
  Period             ($)                (%)              (%)         Period            ($)                 (%)            (%)
----------------------------------------------------------------------------------------------------------------------------------
     1           569,880,000         7.10952%        8.25000%          31          197,488,080          6.31384%       9.24336%
     2           564,417,521         5.92244%        8.25000%          32          186,086,672          6.09853%       9.24357%
     3           560,520,461         6.59548%        8.25000%          33          175,050,998          6.09850%       9.24356%
     4           555,721,133         5.92231%        8.25000%          34          164,368,977          6.31383%       9.24284%
     5           550,029,479         6.13212%        8.25000%          35          154,028,956          6.10143%       9.23244%
     6           543,448,912         5.92263%        8.25000%          36          144,020,732          6.35468%       9.18510%
     7           535,992,046         6.13198%        8.25000%          37          134,333,986          7.62750%      10.18718%
     8           527,671,076         5.92250%        8.25000%          38          134,333,986          7.62753%      10.18714%
     9           518,505,449         5.92243%        8.25000%          39          134,333,986          8.17844%      10.18278%
    10           508,515,152         6.13177%        8.25000%          40          134,333,986          7.62769%      10.18660%
    11           497,724,163         5.92274%        8.25000%          41          130,935,495          7.89617%      10.17354%
    12           486,172,973         6.13210%        8.25000%          42          126,694,808          7.65734%      10.12390%
    13           473,947,457         5.92262%        8.25000%          43          122,591,613          9.27456%      10.11970%
    14           461,952,329         5.92257%        8.25000%          44          118,641,372          8.96378%      10.12386%
    15           450,182,452         6.59564%        8.25000%          45          114,817,775          8.96379%      10.12382%
    16           438,631,158         5.92246%        8.25000%          46          111,116,777          9.27470%      10.11968%
    17           427,299,133         6.13228%        8.25000%          47          107,534,462          8.96582%      10.11972%
    18           416,179,245         5.92279%        8.25000%          48          104,067,081          9.29359%      10.07942%
    19           405,268,905         6.13216%        8.25000%          49          100,711,357          9.66525%      10.46174%
    20           394,562,730         5.92268%        8.25000%          50           97,477,261          9.66526%      10.46172%
    21           384,058,313         5.92262%        8.25000%          51           94,346,538         10.73940%      10.73940%
    22           373,751,122         6.13380%        8.25000%          52           91,315,895          9.66537%      10.46178%
    23           363,637,054         5.94927%        8.25000%          53           88,382,142         10.00160%      10.43697%
    24           353,714,267         6.24903%        8.24994%          54           85,542,196          9.67771%      10.45285%
    25           343,960,384         6.03567%        9.24994%
    26           334,080,674         6.03387%        9.24995%
    27           322,800,334         6.71198%        9.24994%
    28           287,418,222         6.02763%        9.24954%
    29           254,666,566         6.24682%        9.24445%
    30           224,513,038         6.09117%        9.24384%
----------------------------------------------------------------------------------------------------------------------------------







Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED] Countrywide(R)                      Computational Materials for
     ----------------------------                       Countrywide Asset-Backed Certificates, Series 2004-15
        SECURITIES COPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Class 2-AV Corridor Contract Agreement Schedule and Strike Rates

----------------------------------------------------------------------------------------------------------------------------------
              Notional Schedule     Cap Strike      Cap Ceiling                 Notional Schedule      Cap Strike     Cap Ceiling
  Period             ($)                (%)              (%)         Period            ($)                 (%)            (%)
----------------------------------------------------------------------------------------------------------------------------------
     1           403,665,000         7.56267%        8.25000%          31          139,815,856          6.88361%        9.22703%
     2           399,726,428         6.30237%        8.25000%          32          131,771,575          6.65377%        9.22532%
     3           396,928,303         7.00420%        8.25000%          33          123,984,565          6.65390%        9.22394%
     4           393,492,710         6.30199%        8.25000%          34          116,446,316          6.88482%        9.21692%
     5           389,426,770         6.52019%        8.25000%          35          109,148,726          6.66267%        9.19293%
     6           384,732,872         6.30184%        8.25000%          36          102,084,909          6.97040%        9.11587%
     7           379,420,059         6.52144%        8.25000%          37           95,248,843          8.23411%       10.11899%
     8           373,497,113         6.30281%        8.25000%          38           95,248,843          8.23457%       10.11655%
     9           366,979,981         6.30262%        8.25000%          39           95,248,843          8.82003%       10.10584%
    10           359,883,985         6.52085%        8.25000%          40           95,248,843          8.23594%       10.10931%
    11           352,229,620         6.30225%        8.25000%          41           92,832,047          8.52717%       10.08061%
    12           344,057,152         6.52075%        8.25000%          42           89,832,081          8.29177%       10.01269%
    13           335,452,301         6.30360%        8.25000%          43           86,929,476          9.79772%       10.00359%
    14           327,009,024         6.30349%        8.25000%          44           84,132,752          9.47409%       10.00915%
    15           318,709,244         7.00559%        8.25000%          45           81,425,590          9.47438%       10.00934%
    16           310,564,021         6.30337%        8.25000%          46           78,805,114          9.79973%       10.00001%
    17           302,573,761         6.52175%        8.25000%          47           76,268,570          9.48399%       10.00966%
    18           294,697,933         6.30339%        8.25000%          48           73,813,312          9.84116%        9.96487%
    19           286,981,409         6.52305%        8.25000%          49           71,437,121         10.32023%       10.59735%
    20           279,411,259         6.30986%        8.25000%          50           69,145,542         10.32077%       10.59684%
    21           271,985,769         6.31462%        8.25000%          51           66,927,150         11.45371%       11.45371%
    22           264,721,274         6.55396%        8.24998%          52           64,779,612         10.32236%       10.59834%
    23           257,530,242         6.40091%        8.24990%          53           62,700,670         10.68163%       10.68163%
    24           250,447,312         6.78234%        8.24986%          54           60,688,164         10.34837%       10.58405%
    25           243,385,314         6.55501%        9.24986%
    26           235,916,822         6.55077%        9.24942%
    27           226,813,871         7.26594%        9.24887%
    28           201,997,858         6.54305%        9.24682%
    29           179,078,905         6.79345%        9.24218%
    30           158,159,534         6.63839%        9.22896%
----------------------------------------------------------------------------------------------------------------------------------








Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED] Countrywide(R)                      Computational Materials for
     ----------------------------                       Countrywide Asset-Backed Certificates, Series 2004-15
        SECURITIES COPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                          Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates
----------------------------------------------------------------------------------------------------------------------------------
              Notional Schedule     Cap Strike      Cap Ceiling                 Notional Schedule      Cap Strike     Cap Ceiling
  Period             ($)                (%)              (%)         Period            ($)                 (%)            (%)
----------------------------------------------------------------------------------------------------------------------------------
     1           249,690,000         7.37418%        8.25000%          31          249,690,000          6.39313%        9.23707%
     2           249,690,000         6.14438%        8.25000%          32          249,690,000          6.61467%        9.23559%
     3           249,690,000         6.14428%        8.25002%          33          249,690,000          6.39327%        9.23548%
     4           249,690,000         6.82926%        8.25003%          34          249,690,000          6.39361%        9.23272%
     5           249,690,000         6.14432%        8.25002%          35          249,690,000          6.62025%        9.21499%
     6           249,690,000         6.35745%        8.25003%          36          249,690,000          6.45110%        9.15947%
     7           249,690,000         6.14476%        8.25004%          37          249,690,000          8.21663%       10.15593%
     8           249,690,000         6.35779%        8.25004%          38          233,662,451          7.94374%       10.15793%
     9           249,690,000         6.14452%        8.25004%          39          218,146,673          7.94390%       10.15733%
    10           249,690,000         6.14440%        8.25004%          40          203,125,407          8.50957%       10.14803%
    11           249,690,000         6.35770%        8.25004%          41          194,399,719          7.94907%       10.13876%
    12           249,690,000         6.14455%        8.25004%          42          187,563,407          8.25948%       10.07209%
    13           249,690,000         6.35820%        8.25004%          43          180,944,143          9.23972%       10.07735%
    14           249,690,000         6.14496%        8.25004%          44          174,549,464          9.50000%       10.01428%
    15           249,690,000         6.14490%        8.25003%          45          168,355,342          9.24005%       10.07637%
    16           249,690,000         6.83001%        8.25004%          46          162,354,972          9.24055%       10.07582%
    17           249,690,000         6.14505%        8.25004%          47          156,541,788          9.50000%       10.00649%
    18           249,690,000         6.35822%        8.25004%          48          150,910,441          9.26789%       10.03891%
    19           249,690,000         6.14550%        8.25004%          49          145,454,504          9.50000%        9.65050%
    20           249,690,000         6.36092%        8.25004%          50          140,173,845          9.50000%       10.01616%
    21           249,690,000         6.14961%        8.25004%          51          135,056,146          9.50000%       10.01612%
    22           249,690,000         6.15884%        8.25003%          52          130,095,298          9.50000%        9.50000%
    23           249,690,000         6.41603%        8.25001%          53          125,287,943          9.50000%       10.01391%
    24           249,690,000         6.31578%        8.24997%          54          120,628,033          9.50000%        9.61980%
    25           249,690,000         6.53433%        9.24996%
    26           249,690,000         6.31267%        9.24978%
    27           249,690,000         6.30394%        9.24959%
    28           249,690,000         7.00822%        9.24829%
    29           249,690,000         6.31899%        9.24377%
    30           249,690,000         6.60363%        9.23731%
----------------------------------------------------------------------------------------------------------------------------------











Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.